EXHIBIT 10.11

                                    GUARANTY

         This Guaranty, dated June 23, 2000, is from SONIC AUTOMOTIVE, INC., a Delaware corporation ("Guarantor"), whose address is 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212 ("Guarantor's Address"), to FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Lender").

         WHEREAS, each of the entities listed on Schedule 1 attached hereto (collectively, "Borrower") have requested construction financing from Lender in the aggregate principal amount not to exceed $50,000,000.00 (the "Construction Loan"), to be evidenced by the Promissory Note, dated as of even date herewith (the "Construction Note"), from Borrower to the order of Lender in the principal amount of $50,000,000.00; and

         WHEREAS, Lender proposes to make the Construction Loan to Borrower in accordance with the terms and conditions of the Master Construction Loan Agreement dated as of even date herewith (the "Construction Loan Agreement"); and

         WHEREAS, Borrower has also requested permanent financing from Lender in the aggregated principal amount not to exceed $100,000,000.00 (the "Permanent Loan" and together with the Construction Loan, the "Loans"), to be evidenced by the Promissory Note, dated as of even date herewith (the "Permanent Note" and together with the Construction Note, the "Note"), from Borrower to the order of Lender in the principal amount of $100,000,000.00; and

         WHEREAS, the Loans will be secured by the Deeds of Trust and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing) dated as of even date herewith and hereafter, from Borrower, as grantor, to the trustee specified therein, for the benefit of Lender, as beneficiary, and the Mortgages and Assignments of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing) dated as of even date herewith and hereafter, from Borrower, as mortgagor, to Lender, as mortgagee (collectively, the "Deed of Trust"); and

         WHEREAS, Lender will not make the Loans unless Guarantor guarantees payment and performance of the terms thereof, and Borrower has requested Guarantor to execute this Guaranty; and

         WHEREAS, the proceeds of the Loans will be used to finance the cost of acquisition of various parcels of real estate and the costs of construction of dealership facilities and related improvements thereon, and Guarantor acknowledges that it will be benefited directly and indirectly from the Loans;

         NOW, THEREFORE, in consideration of the premises and other valuable consideration, receipt of which is hereby acknowledged, and to induce Lender to make the Loans, Guarantor hereby covenants and agrees with Lender as follows:

         1. The parties hereby incorporate the foregoing recitals in this Guaranty as though fully set forth herein, agreeing that such recitals are material, true and correct. Unless
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previously defined above, the terms "Event of Default", "Indebtedness",
"Obligations", "Security Documents", and "Property" shall have the meanings set forth in the Loan Agreement, the Note and the Deeds of Trust.

         2. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender (i) the due and punctual payment of the Indebtedness as and when it shall become due and payable whether by lapse of time, by acceleration of maturity or otherwise, and (ii) the performance of the Obligations, irrespective of the validity, regularity or enforceability of the Note or the Security Documents.

         3. This is a guaranty of payment, and not of collection, and a guaranty of performance.

                  (a) Guarantor agrees that immediately upon the occurrence of an Event of Default and written demand by Lender, Guarantor shall pay to Lender the full amount of the Indebtedness and shall do and perform each of the Obligations, as if the Indebtedness and the Obligations constituted the direct and primary obligations of Guarantor. Lender shall be entitled to proceed directly against Guarantor for payment of the Indebtedness or performance of the Obligations, without first pursuing or exhausting any remedy which Lender then may have against Borrower. To that end and without limiting the foregoing, Guarantor hereby expressly waives any rights it otherwise might have had under the provisions of N.C.G.S. Sections 26-7, et. seq., and all similar laws.

                  (b) Guarantor agrees that any failure of Lender to exercise its right to proceed directly against Guarantor, or any delay in the exercise thereof, shall not be construed as a waiver by Lender with respect thereto, and that Lender may proceed directly against Guarantor at any time after the occurrence of an Event of Default. Guarantor hereby waives (i) notice of acceptance, presentment for payment, demand for payment, protest or notice of protest and dishonor, notice of demand and all other notices and demands of any kind and description now or hereafter provided by any law or statute, and (ii) all other rights and defenses (including suretyship defenses generally), the assertion or exercise of which would in any way diminish the liability of Guarantor hereunder.

         4. Guarantor represents and warrants to Lender that:

                  (a) Guarantor has received copies of the Security Documents and is familiar with and fully understands all of their terms and conditions;

                  (b) Lender has not made any representations or warranties to Guarantor regarding the creditworthiness of Borrower or the prospects of repayment from sources other than Borrower;

                  (c) this Guaranty is executed at the request of Borrower;

                  (d) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to the business of Borrower; and

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                  (e) Guarantor assumes full responsibility for keeping fully informed with respect to the business, operation, condition and assets of Borrower. Guarantor hereby waives any duty on the part of Lender to disclose or report to Guarantor any information now or hereafter known to Lender relating to the business, operation, condition or assets of Borrower; regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges hereby that it is fully responsible for being informed and keeping itself informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any indebtedness hereby guaranteed.

         Lender shall have no duty to inquire into the authority or powers of Borrower or any officer, employee or agent of Borrower with regard to any Indebtedness, and all Indebtedness made or created in good faith reliance upon the professed exercise of any such authority or powers shall be guaranteed hereunder.

         5. Nothing in this Guaranty is intended or shall be construed to prevent Lender, upon the occurrence of an Event of Default, in the exercise of its sole discretion, from foreclosing the liens of the Security Documents and enforcing the provisions thereof.

         6. Guarantor hereby consents that the covenants and provisions contained in the Note and the Security Documents may be altered, extended, changed, modified, released or canceled by Borrower with the approval of Lender all without the consent of Guarantor, and Guarantor agrees that this Guaranty and the liability of Guarantor hereunder shall in no way be affected, diminished or released thereby. A release of any other guaranty of the Loan shall not diminish or release the obligations of Guarantor hereunder. Without limiting the generality of the foregoing, Guarantor specifically agrees that it shall not be released by any action taken by Lender which would afford Borrower a defense based on any anti-deficiency statutes of the state in which the Property is located as they may now or hereafter provide, including without limitation, exercise by Lender of its right to conduct a sale of any or all of the Property securing the Loan as provided in the Security Documents.

         7. All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Lender or not, shall be deemed to be in exclusion of any of the other remedies available to Lender, and shall in no way limit or prejudice any other legal or equitable remedy which Lender may have in the collateral covered by the Security Documents.

         8. Guarantor hereby agrees that until all of the terms, covenants and conditions of this Guaranty are fully performed, Guarantor's obligations hereunder shall not be released, in whole or in part, by any act or thing which might, but for this provision, be deemed a legal or equitable discharge of a surety or guarantor or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender, or its failure to proceed promptly or otherwise or by reason of any action taken or omitted, or circumstances which may or might vary the risk of, or affect the rights or remedies of, Guarantor or by reason of any further dealings between Borrower and Lender relating to the Security Documents or otherwise, and Guarantor hereby expressly waives and surrenders any defense to Guarantor's liability hereunder based upon any of the foregoing acts, omissions, things, agreements or waivers of any of them; it being the purpose and intent of the parties hereto that the obligations of

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Guarantor hereunder are absolute and unconditional under any and all circumstances. Guarantor hereby waives any defenses based upon any election of remedies by Lender, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure.

         9. In the event that for any reason whatsoever Borrower is now or hereafter becomes indebted to Guarantor, Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to the Note and the Security Documents, and that Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to Lender shall have been paid in full. Nothing herein contained is intended or shall be construed to give to Guarantor any right of subrogation in or under the Note or the Security Documents, or any right to participate in any way therein, or in the right, title and interest of Lender in and to the collateral covered by the Security Documents, notwithstanding any payments made by Guarantor under this Guaranty, all rights of subrogation, reimbursement, contribution and participation being hereby expressly waived and released.

         10. Any notice, demand or request by Lender to Guarantor shall be in writing, and shall be deemed to have been duly given or made if either delivered personally to Guarantor or mailed by certified mail or registered mail addressed to the Guarantor's Address.

         11. Guarantor agrees that Lender may assign this Guaranty and all of its rights, interests and remedies hereunder, to any other person, firm, bank or corporation whatsoever, without notice to or consent by Guarantor.

         12. In the event that more than one person or entity guarantees the Loan, the covenants and agreements of Guarantor contained herein shall be the joint and several covenants and agreements of each such person and/or entity including each Guarantor hereunder.

         13. This instrument shall inure to the benefit of Lender and Lender's successors and assigns, and shall bind Guarantor, and Guarantor's heirs, executors, administrators, legal representatives, successors and assigns.

         14. Guarantor agrees to pay reasonable attorneys' fees and expenses incurred by Lender in enforcement of the Security Documents, including this Guaranty.

         15. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any whole or partial payment of the Indebtedness or performance of Obligations is or is sought to be rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator or trustee or similar office for, Borrower or any substantial part of its property, or otherwise, all as though such payments and performance had not been made.

         16. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina.

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         17. This Guaranty is secured by that certain Security Agreement of even date herewith executed by Guarantor, as debtor, in favor of Lender, as secured party.

         18. The parties intend this writing to be a final expression of this agreement of guaranty and a complete and exclusive statement of the terms of this agreement of guaranty. No course of prior dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement or explain or modify any term used in this agreement of guaranty.

         19. Should Guarantor fail to pay Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in the benefit (or benefits) of the Federal Bankruptcy Code, together with all amendments and revisions thereto (the "Bankruptcy Code"), or any other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief law from time to time in effect affecting the rights to creditors generally (collectively, "Debtor Relief Laws"), or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that it should consent thereto or shall fail to cause to be discharged within 90 days, then, in any such event, the Indebtedness and the Obligations shall be, as between Guarantor and Lender, fully matured, due, payable, and/or refundable obligations of Guarantor to Lender (without regard to whether Borrower is then in default under the Security Documents or whether the Indebtedness or the Obligations of any part thereof, are then due, owing or performable by Borrower), payable and/or performable in full by Guarantor to Lender upon demand, which, for purposes of Section 502(c) of the Bankruptcy Code, shall be the estimate amount owing in respect of the contingent claim created under this Guaranty.

         Guarantor has executed this Guaranty under seal as of the date first above written.


SONIC AUTOMOTIVE, INC.,
a Delaware corporation


By     /s/ B. Scott Smith   (SEAL)
   -------------------------
   B. Scott Smith, President


Attest:     /s/ Stephen K. Coss
        --------------------------
        Stephen K. Coss, Secretary



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                                   SCHEDULE 1



1.       SRE Alabama - 1, LLC, an Alabama limited liability company

2.       SRE Alabama - 2, LLC, an Alabama limited liability company

3.       SRE Alabama - 3, LLC, an Alabama limited liability company

4.       SRealEstate Arizona - 1, LLC, an Arizona limited liability company

5.       SRealEstate Arizona - 2, LLC, an Arizona limited liability company

6.       SRealEstate Arizona - 3, LLC, an Arizona limited liability company

7.       SRealEstate Arizona - 4, LLC, an Arizona limited liability company

8.       SRE Florida - 1, LLC, a Florida limited liability company

9.       SRE Florida - 2, LLC, a Florida limited liability company

10.      SRE Florida - 3, LLC, a Florida limited liability company

11.      SRE Georgia - 1, L.P., a Georgia limited partnership

12.      SRE Georgia - 2, L.P., a Georgia limited partnership

13.      SRE Georgia - 3, L.P., a Georgia limited partnership

14.      SRE Holding, LLC, a North Carolina limited liability company

15.      SRE Nevada - 1, LLC, a Nevada limited liability company

16.      SRE Nevada - 2, LLC, a Nevada limited liability company

17.      SRE Nevada - 3, LLC, a Nevada limited liability company

18.      SRE South Carolina - 1, LLC, a South Carolina limited liability company

19.      SRE South Carolina - 2, LLC, a South Carolina limited liability company

20.      SRE Tennessee - 1, LLC, a Tennessee limited liability company

21.      SRE Tennessee - 2, LLC, a Tennessee limited liability company

22.      SRE Tennessee - 3, LLC, a Tennessee limited liability company

23.      SRE Texas - 1, L.P., a Texas limited partnership

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24.      SRE Texas - 2, L.P., a Texas limited partnership

25.      SRE Texas - 3, L.P., a Texas limited partnership

26.      SRE Virginia - 1, LLC, a Virginia limited liability company




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